Impairment of long-lived assets	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Impairment of long-lived assets

31	Impairment of long-lived assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from a business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of long-lived assets

The Company assesses at each reporting date, whether there are indicators that the carrying amount of an asset or CGU, including goodwill balance, may not be recovered. If any indicator exists, such as a change in forecasted commodity prices, a significant increase in operational costs, a significant decrease in production volumes, a reduction in LOM, the cancelation or significant reduction in the scope of a project, foreign exchange rate, market conditions or unusual events that can affect the business, the Company estimates the recoverable amount of the assets or CGUs.

The recoverable amount is estimated by reference to the higher of an assets or CGUs fair value less cost of disposal (“FVLCD”) and its value in use (“VIU”). The recoverable amount is determined for an individual asset unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have to be reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, an assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time or related with prior goodwill impairments are not recognized.

For individual assets, if there is any indicator that an asset become unusable by damage or a decision that would lead the asset to not contribute economically to the Company, it is impaired. In addition, greenfield projects for which the Company decides to quit exploration and there is no expectation that in the future will bring cash inflows are also impaired.

Impairment of exploration and evaluation costs and development projects costs

Exploration assets (greenfields) representing mineral rights acquired in business combinations, mineral rights, and other capitalized exploration and evaluation costs, as well as development projects costs capitalized included in Property, plant and equipment are tested for impairment individually or allocated in aggregation with CGU or groups of CGUs that include producing assets, when applicable, through FVLCD when there are indicators that capitalized costs might not be recoverable. The allocation of exploration and evaluation costs, and development project costs to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, assets and/or processing facilities 2) legal entity level, and 3) country level. When testing a CGU or a group of CGUs that include exploration and evaluation costs and development project costs, the Company performs the impairment test in two steps. In the first step, producing assets or group of producing assets, and exploration and evaluation costs and development projects costs that are not expected to share infrastructure assets are tested for impairment on an individual basis. In the second step, exploration and evaluation costs and development project costs that shared infrastructure assets and/or processing facilities are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount based on FVLCD

FVLCD

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants’ assumptions for a particular asset when pricing the asset. FVLCD is estimated by the Company using discounted cash flows techniques (using a post-tax discount rate) and market past transaction multiples (amount paid per ton of minerals for projects in similar stages) for greenfield projects for which resources allocation is under review, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

VIU

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company’s continued use and does not consider enhancements or future developments. These assumptions are different from those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation. Additionally, it is applied to the estimated future cash flows a pre-tax discount rate.

Forecast assumptions

The cash flow forecasts are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration, and environmental costs. The resulting estimates are based on detailed LOM and long-term production plans. When calculating FVLCD, these forecasts include capital and operating expenditures related to expansions and restructurings of both brownfield and greenfield projects that a market participant would consider in seeking to obtain the highest and best use of the asset, considering their evaluation, eventual changes in their scope or feasibility, and their development stage.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included if the Company has a high level of confidence that it will be converted to reserves. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves, as well as on the historical internal conversion ratio. Typically, the additional evaluation required for conversion to reserves of such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s internal price forecasts that also reflects the view of market participants. The internal price forecasts are developed using a robust model that incorporates market-based supply, demand and cost data. The internal price forecasts used for ore reserve estimation testing and the Company’s strategic planning are generally consistent with those used for the impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current LOM plan and long-term production plan for the CGU, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction. The mine plan considers all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore, process recoveries and capacities of processing equipment that can be used. The LOM plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company’s estimate of the rate that a market participant would apply to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company’s weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate.

With respect to the estimated future cash flows of capitalized exploration assets and development projects, for some assets the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows. The discount is based on the stage of the project and the type of metal.

Critical accounting estimates, assumptions and judgments - Impairment of long-lived assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals.

External and internal factors are quarterly monitored for impairment indicators. Judgment is required to determine, for example, whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company’s assessment of whether internal factors, such as an increase in production costs and delays in projects, result in impairment indicators requires significant judgment. Among others, the long-term zinc price, foreign exchange rate considering Brazilian real (BRL) per US dollar (USD) for Brazilian operations, and the discount rate may have a significant impact on the Company’s’ impairment estimations.

The process of estimating the recoverable amount involves the use of assumptions, judgment and projections for future cash flows. These calculations use cash flow projections based on financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful LOM or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management’s assumptions and estimates of future cash flows used for the Company’s impairment testing of goodwill and long-lived assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company’s control. Future changes in these variables may differ from management’s expectations and may materially change the recoverable amounts of the CGUs.

Impairment test analysis

Throughout 2024, the Company, at each reporting date, assessed whether there were indicators that the carrying amount of an asset, goodwill, or cash generation unit (CGU) might not be recoverable, or if a previously recorded impairment needed to be reversed for its entire CGU located in Brazil and Peru.

Goodwill assessment

The goodwill, included in “intangible assets”, has a balance of USD 206,423. In the third quarter of 2024, Nexa conducted its annual impairment test for the CGUs to which goodwill has been previously allocated including Mining Peru group of CGUs (Composed of Cerro Pasco and Cerro Lindo CGUs), Cajamarquilla and Juiz de Fora in accordance with the assumptions and projections outlined in the Company’s strategic planning process. As a result, no impairment was identified.

Peruvian CGU

In the third quarter of 2024, the Company identified indicators of reversal, primarily driven by the increase of short-term and long-term metal prices. As a result, an impairment reversal for USD 22,206 was recognized at the CGU Cerro Pasco.

Magistral Project assessment

In the second quarter of 2024, because of the rejection of the Company’s Modification of the Environmental Impact Assessment (MEIA) described in Note 32 (a), in June 2024, the Magistral Project was tested for impairment resulting in a loss of USD 58,435, recognized in profit or loss. The recoverable amount was determined using the fair value less cost of disposal (FVLCD), based on market past transaction multiples (amount paid per ton of minerals for projects in similar stages).

Pukaqaqa Project assessment

In the second quarter of 2024, Nexa´s management analyzed alternatives for the sale of Pukaqaqa mining project, part of Nexa Peru´s portfolio and in the third quarter of 2024 the Company signed a purchase and sale agreement to sell the Compañía Minera Cerro Colorado S.A.C. owner of the greenfield Pukaqaqa Project. This triggered an impairment assessment as the project’s assets had been fully impaired based on the 2022 impairment evaluation.

The Company considered the most recent negotiation with the third-party to calculate the fair value less cost of disposal, considering the sales price and other obligations defined in the offer.

The sale transaction was completed on November 22, 2024 (as further described in Note 1 (a)) and the Company recorded an impairment reversal of USD 3,978 for the year.

Compañía Minera Shalipayco S.A.C.

In June 2024, the Compañía Minera Shalipayco S.A.C. (the joint operation between Nexa and PAS) decided not to renew the rights for the mining concessions of the Shalipayco project. As a result of this decision, it was agreed to commence the dissolution process of said Company after unsuccessful attempts to find a potential buyer. This investment project in Nexa Peru was impaired in 2022 as part of Nexa’s portfolio review. Consequently, no further material adjustment has been recognized in the year.

Morro Agudo CGU

In the first quarter of 2024, Nexa received a binding sale offer from a third party for Morro Agudo CGU. The sale transaction was completed on July 1, 2024 (as further described in Note 1 (a)), and the Company recorded an impairment reversal of USD 10,291 for the year.

Aripuanã CGU

The Company tested Aripuanã CGU after identifying impairment indicators related to (i) a devaluation of the exchange rate of BRL/USD; and (ii) an increase in operational costs for Aripuanã. No impairment was identified after the impairment assessment.

For the quarter ended on December 31, 2024, the Company did not identify any additional impairment trigger for the goodwill and UCGs mentioned above.

Impairment test summary

In summary, for the year 2024, Nexa recognized the following impairment loss/reversal:

Impairment (losses) reversals	2024	2023
Magistral Project	(58,435)	-
Cerro Pasco CGU	22,206	(42,660)
Morro Agudo	10,291	(59,002)
Pukaqaqa Project	3,978	-
Others individual assets	(10,910)	(12,976)
Total	(32,870)	(114,643)
(a)	Key assumptions used in impairment tests

The recoverable amounts for each CGU were determined based on the FVLCD method, which were higher than those determined based on the VIU method.

The Company identified long-term metal prices, discount rate, exchange rate considering Brazilian real (BRL), and LOM as key assumptions in determining the recoverable amounts, due to the material impact such assumptions may have on the recoverable value. Part of these assumptions are summarized below:

	2024	2023	2022
Long-term zinc price (USD/t)	2,930	2,800	2,787
Discount rate (Peru)	7.08%	7.22%	6.93%
Discount rate (Brazil)	7.64%	8.02%	8.03%
Exchange rate (BRL x USD)	5.66	4.84	5.22
Brownfield projects - LOM (years)	From 3 to 25	From 4 to 21	From 5 to 24
(b)	Impairment reversal – Cerro Pasco CGU

As mentioned above, the impairment reversal was identified at the CGU level, not being directly related to a single asset. Then, the gain was allocated on a pro rata basis to the following assets:

	Carrying amount prior to impairment reversal	Impairment reversal	Carrying amount after impairment reversal
Property, plant and equipment	223,788	12,400	236,188
Intangible assets	176,967	9,806	186,773
Other net liabilities	(114,152)	-	(114,152)
	286,603	22,206	308,809

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the CGU Cerro Pasco. A decrease of 5% in the long-term LME zinc price to USD 2,784 per ton compared to management’s estimation as of September 30, 2024, would have resulted in an impairment loss of USD 39,292 (or an impairment loss addition of USD 61,498). Also, an increase of 5% in the discount rate compared to management’s estimation, would have resulted in an impairment reversal of USD 14,932 (or a decrease in the impairment reversal of USD 7,274).

(c)	Sensitivity analysis –Tested CGUs and Cajamarquilla Goodwill

The Company estimated the amount by which the value assigned to the key assumptions must change in order for the assessed CGU recoverable amount, which was not impaired, to be equal to its carrying amount:

CGU	Excess over recoverable amount	Decrease in Long term Zinc (USD/t)		Increase in WACC		Appreciation of BRL over USD (i)
		Change	Price	Change	Rate	Change	Price
Juiz de fora	146,341	(23.33%)	2,246	71.13%	13.08%	(13.00%)	4.92
Cajamarquilla	681,438	(20.01%)	2,344	94.42%	13.77%	-	-
Cerro Lindo	269,150	(24.81%)	2,203	169.19%	19.07%	-	-
Mining Peru	82,740	(7.43%)	2,712	38.35%	9.80%	-	-
Aripuanã	305,093	(15.43%)	2,478	56.34%	11.95%	(13.88%)	4.87

(i) This analysis is only applicable to Juiz de Fora and Aripuanã CGUs, as these are in Brazil and their functional currency are BRL. Therefore, the appreciation of BRL over USD impacts the operational cost and expense, reducing the recoverable amount of these CGUs in USD, for consolidated purposes.